Supplement to the Prospectuses and Statement of Additional Information

                        Credit Suisse Mid-Cap Growth Fund

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information, dated February 28, 2006.

Effective December 1, 2006, the fund's investment strategy will change to a quantitative approach. While the fund's policy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of "mid-cap" companies will not change, these securities will be selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach.

The fund will be managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Under the fund's new investment strategy, the portfolio managers will select securities for the fund using proprietary quantitative models, which are designed to:

     o forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential and earnings and price momentum;

     o identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the fund's overall exposure to such low quality stocks; and

     o help determine the fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Under the fund's current investment strategy, the fund considers a "mid-cap" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell MidCap(R) Growth Index. Under the fund's new investment strategy, the portfolio managers will apply the proprietary quantitative models described above to companies that are represented in the Standard & Poors MidCap 400(R) Index (the "S&P 400 Index"), as well as other companies with similar attributes and capitalizations to the companies in the "S&P 400 Index". A stock may be overweighted or underweighted in relation to the S&P 400 Index based on the expected return and risks associated with that stock, both considered relative to the fund as a whole, among other characteristics. In general, the fund will maintain investment attributes that are similar to those of the S&P 400 Index, and intends to limit its divergence from the S&P 400 Index in terms of market, industry and sector exposures.

In addition, under the fund's current investment strategy, the fund focuses on growth companies. However, because the proprietary quantitative models described above do not demonstrate differing results for mid-cap stocks based on value or growth characteristics, the fund's new investment strategy will not maintain a growth focus. As a result, coinciding with the change in the fund's investment strategy, the name of the fund will change to "Credit Suisse Mid-Cap Core Fund."

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In addition, in connection with the fund's change in investment strategy, the fund's advisory fee will be reduced from 0.90% of its average daily net assets to 0.70% of its average daily net assets.

The fund's 80% investment policy may be changed by the fund's Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

Dated:  September 26, 2006                                    16-0906
                                                              for
                                                              USEQGTH-PRO-CMN
                                                              MCG-PRO-ADV
                                                              MCG-PRO-LOAD
                                                              2006-034